Fees Summary	Jan. 06, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,499,388,000.00
Previously Paid Amount	0.00
Total Fee Amount	207,065.49
Total Offset Amount	0.00
Net Fee	$ 207,065.49
Final Prospectus	false